SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)           October 13, 2003
                                                --------------------------------


                          Varian Medical Systems, Inc.
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             (Exact Name of Registrant as Specified in its Charter)




          Delaware                     1-7598                  94-2359345
------------------------------ --------------------- ---------------------------
(State or Other Jurisdiction      (Commission File            (IRS Employer
     of Incorporation)                  Number)             Identification No.)


3100 Hansen Way, Palo Alto, CA                                   94304-1030
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code        (650) 493-4000
                                                  ------------------------------


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events and Regulation FD Disclosure.
         -----------------------------------------

         On October 13, 2003, Varian Medical Systems, Inc. issued a press release regarding its agreement to acquire Zmed, Inc. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (c) Exhibits.
             --------

              99.1 Press Release dated October 13, 2003 regarding Varian Medical Systems, Inc.'s agreement to acquire Zmed, Inc.



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




                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Varian Medical Systems, Inc.


                                         By: /s/ JOSEPH B. PHAIR
                                            --------------------
                                         Name: Joseph B. Phair
                                         Title:  Vice President, Administration,
                                         General Counsel and Secretary



Dated:  October 13, 2003

                                  EXHIBIT INDEX



        Number                              Exhibit
       -------                             --------

         99.1 Press Release dated October 13, 2003 regarding Varian Medical Systems, Inc.'s agreement to acquire Zmed, Inc.
                         .